Lender Presentation

February 2018

BY ACCEPTING THIS LENDER PRESENTATION, THE RECIPIENT AGREES TO USE THE INFORMATION HEREIN IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS, APPLICABLE LAW, INCLUDING U.S. FEDERAL AND STATE AND OTHER APPLICABLE SECURITIES LAWS, AND THE PROVISIONS OF SECTION I OF THE NOTICE TO AND UNDERTAKING BY RECIPIENTS CONTAINED IN THIS LENDER PRESENTATION.

Transaction Overview

- On August 28, 2017, Fusion announced that it had entered into a definitive agreement to acquire Birch Communications' Cloud and Business Services business ("Birch" and, together with Fusion on a pro forma basis, the "Company") in an all-stock transaction (the "Acquisition")
  - The acquisition will exclude Birch's legacy consumer and single-line business customers, which have lower profitability and ARPU as well as higher churn rates. Fusion will spin off its existing Carrier Services business upon close
  - Consideration will consist of ~75mm common shares of Fusion valued at $3.85 per share for an implied total enterprise value consideration of $739mm
  - Based on the current share price, the pro forma company has an implied enterprise value of $892mm
  - Fusion and Birch shareholders will each appoint four directors to the Company's Board, with a ninth director to be nominated by Birch shareholders with Fusion's prior approval
- The Acquisition creates a cloud services market leader with a unique and compelling strategy to provide everything businesses need to migrate to the cloud
  - Will combine Fusion's strategy, platform, management and service offerings with Birch's scale to create one of the largest cloud services providers in North America, serving more than 150,000 business customers, with ~$568mm and $162mm in Q4 2017 LTM pro forma revenue and adjusted EBITDA, respectively
  - Highly valuable and stable business customer base generating monthly recurring revenue making up ~90% of total revenue
  - The resulting company will be headquartered in New York, NY and continue to be publicly listed and trade under the name of Fusion (NASDAQ:FSNN)
- As part of the Acquisition, Fusion and Birch's existing debt will be refinanced with the following anticipated structure (the "Transaction"):
  - $50mm Senior Secured Revolving Credit Facility ("RCF" or "Revolver"), expected to be unfunded at close
  - $500mm Senior Secured First Lien Term Loan ("1st Lien Term Loan")
  - $70mm Senior Secured Second Lien Term Loan ("2nd Lien Term Loan")
  - $10mm Subordinated Notes, privately placed
- In addition, Fusion recently raised $37mm of net proceeds from an equity offering at $3.20 per share to bolster liquidity
- Pro forma for the Transaction, the Company will have first lien net leverage of 2.9x and total net leverage of 3.3x based on Pro Forma Adjusted EBITDA of $162mm as of LTM Q4 2017, supported by a ~39% implied equity cushion
- The transaction is expected to close in Q1 2018

Updated Sources & Uses and Pro Forma Capitalization ($mm)

Sources of Funds	Amount
1st Lien Term Loan	$ 500
2nd Lien Term Loan	70
Subordinated Note	10
Follow-On Equity Raise Proceeds	37
Revolver ($50mm)	
Total Sources	$ 617

Uses of Funds	Amount
Refinance Existing Fusion Debt	$ 98
Refinance Existing Birch Debt	443
Financing Fees, OID, and Expenses	20
M&A Fees	16
Cash to Balance Sheet	40
Total Uses	$ 617

	New Fusion		
Security Description	PF Amount	xMult.	% of TEV
Cash	$ 44		
New Revolver ($50mm)			
New First Lien Term Loan	500		56.1 %
Capital Leases	9		1.0
Total 1L Secured Debt	$ 509	3.1 x	57.1 %
Net 1L Secured Debt	*465*	*2.9 x*	
New Second Lien Term Loan	70		7.8 %
Total Secured Debt	$ 579	3.6 x	64.9 %
Net Total Secured Debt	*535*	*3.3 x*	
New Subordinated Notes	10		1.1 %
Total Debt	$ 589	3.6 x	66.0 %
Net Debt	*545*	*3.4 x*	61.1 %
Equity Value[1]	347		38.9 %
Enterprise Value	$ 892	5.5 x	100.0 %
LTM Adj. EBITDA[2]	$ 162		

Note: Fusion's cash and equity value are pro forma for Fusion's equity raise closed on 06-Feb-2018. Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion and Birch

(1) Consideration will consist of ~75mm common shares of Fusion valued at $3.85 per share. Equity value reflects illustrative PF equity valuation at $3.07 per share, market data as of 12-Feb-2018. Share count pro forma for issuance of 12.9mm shares on 6-Feb-2018.

(2) Birch 2017 EBITDA includes other adjustments of $9mm and PF total includes $22mm of identified synergies.

Acquisition Creates a Pure-Play Cloud and Business Services Market Leader

Fusion Standalone


Cloud Computing
17.5%
Carrier Services
19.5%
Cloud Voice
40.6%
Cloud Connectivity
22.4%

2017 Metrics ($ in mm)

	Fusion Carrier	Fusion (ex-Carrier)
Revenue	$33	$117
Adj. EBITDA	$(1)	$16
% Margin	(2.8)%	14.0%

Fusion plans to divest Carrier Services business upon close. Carrier Services segment offers voice traffic termination through voice over IP technology. This segment interconnects to ~370 carrier customers and vendors; and sells voice services to other communications service providers

Birch Standalone


Cloud Computing
12.8%
Consumer
18.1%
Cloud Voice
36.1%
Cloud Connectivity
33.1%

2017 Metrics ($ in mm)

	Birch Consumer	Birch (ex-Consumer)
Revenue	$99	$451
Adj. EBITDA	$7	$124[1]
% Margin	7.2%	25.5%

Fusion is not purchasing Birch's lower margin Consumer segment. Consumer segment includes US residential customers and single line business customers with an ARPU <$75 and earn lower margins with higher churn rates than the Cloud and Business Services segment

Pro Forma "New Fusion"


Cloud Computing
16.8%
Cloud Voice
45.0%
Cloud Connectivity
38.2%

2017 Metrics ($ in mm)

	"New Fusion"	PF "New Fusion"
Revenue	$568	$568
Adj. EBITDA	$140[1]	$162[2]
% Margin	24.6%	28.5%

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion and Birch
(1) Includes approx. $9mm other adjustments
(2) Includes ~$22mm in cost of sales and operating expense synergies expected to be realized

The Evolution of New Fusion

- Fusion will acquire Birch's Cloud and Business Services business, and will exclude Birch's legacy single-line and consumer business which has lower profitability and ARPU as well as higher churn rates

$ in Thousands Except ARPU	Birch Today (1)	Birch Pro Forma (1, 2)	Identified Synergies	Fusion Pro Forma (3)	Pro Forma "New Fusion" (4)
2017 Total Revenue	$550,324	$450,921	--	$117,281	$568,202
2017 Gross Profit	$242,747	206,007	--	66,229	272,236
Gross Margin	44.1%	45.7%	--	56.5%	47.9%
2017 Adj. EBITDA	$122,101	123,587	21,631	16,439	161,657
Adj. EBITDA Margin	22.2%	25.5%	--	14.0%	28.4%
2017 CapEx	45,412	38,268	(2,000)	5,144	41,412
2017 Unlevered FCF	$76,689	$85,319	23,631	$11,295	$120,245
Customers	~ 406,000	~ 156,000	--	~ 13,500	~ 169,500
ARPU	$107	$220	--	$734	$260
Churn	~ 2.8%	~ 2.0%	--	1.0%	~ 1.9%
Fiber Route Miles	~31K	~31K	--	--	~31K
Data Centers	6	6	--	22	28

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion and Birch
(1) Birch ARPU and Churn figures are average during LTM Q4 2017
(2) Includes $8.6m of PF EBITDA adjustments (see "Pro Forma Adjusted EBITDA Reconciliation").
(3) Reflects business to be combined in the proposed transaction. Fusion ARPU and Churn figures are as of December 31, 2017
(4) Includes ~$22mm in cost of sales and operating expense synergies, and $2mm in capex synergies expected to be realized

3 Birch's Strategic Evolution

Period	Phase	Details
2005 – 2015	**Phase 1:** Build compelling network and technology platform with scale	• Acquire and integrate financially and operationally distressed businesses and assets at attractive valuations • Resulted in revenue declines, but a much stronger remaining customer base and platform • Improve operational and financial performance of those assets through the implementation of best practices, shedding noncore assets and unprofitable customers, and expense rationalization
2016 – 2017	**Phase 2:** Stabilize the business	• Completed acquisition optimization • Implement sales and pricing strategies to optimize revenue opportunities across all four of the Company's sales channels, resulting in flat revenue performance
2018 - Onward	**Phase 3:** Implement growth strategy	• Completed stabilization • Grow customer base by upselling to existing customers and increasing focus on and investments in sales and marketing over the last 6 months • Initiatives have resulted in 4 consecutive quarters of bookings growth • Projecting 2% to 4% annualized organic revenue growth to complement acquisition strategy, in order to create greater scale and realize additional efficiencies

Birch Has Consistently Improved Margins in FY17 and EBITDA Continues to Grow

- Birch has driven SG&A to its lowest levels since 2013 through:
  - Using automation to improve productivity per employee
  - Leveraging cost efficiencies
  - A renewed focus on its Partner Sales Channel
- As a result of these efforts on SG&A, Birch's Adjusted EBITDA has grown significantly in 2017 and continues to improve
- Preliminary Q4 2017 annualized Business Services Adjusted EBITDA of $136MM

Birch Consolidated Gross Margin


42.0%
43.4%
43.6%
44.6%
45.4%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17

Birch Total Company Headcount


1,308
986
925
883
889
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17

Birch Business Services: Adjusted EBITDA ($ million)


$ 22.6
19.5 %
$ 28.4
24.3 %
$ 30.0
26.7 %
$ 34.0
32.1 %
1Q 17
2Q 17
3Q 17
4Q 17

	1Q 17	2Q 17	3Q 17	4Q 17
Y.o.Y Growth	(23.9)%	(6.9)%	(6.7)%	29.7%

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch

Fusion Historical Financial Profile (1)

Revenue ($mm)


CAGR: 23%
$63
$66
$87
$117
2014
2015
2016
2017
Revenue
% Margin

Gross Profit ($mm)


62%
63%
60%
57%
$39
$42
$52
$66
2014
2015
2016
2017
Gross Profit
% Margin

Adjusted EBITDA ($mm)


17%
14%
11%
14%
$11
$9
$10
$16
2014
2015
2016
2017
Adj. EBITDA
% Margin

Our Business[2]

Total Customers	~13,500	Monthly Churn	1.0%
Average Monthly Revenue per Customer (ARPU)	$734	No. of Employees	~ 300
% Monthly Recurring Revenue (MRR)	> 90%	Backlog Contract Value	$13.1mm
Average Contract Term	3 years	Contract Auto-Renew	Full Term

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion
(1) Figures reflect business to be combined in the proposed transaction
(2) Business Services segment, at December 31, 2017

Fusion's Recent Performance

Revenue ($mm)



$ 24.8
$ 28.5
$ 30.0
$ 29.3
$ 29.5
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
yoy growth
41%
36%
44%
42%
22%

EBITDA ($mm) and Margin (%)



$ 2.4
$ 3.6
$ 4.1
$ 4.4
$ 4.4
10%
13%
14%
15%
15%
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
EBITDA
% Margin

Q4 2017 Highlights

- Fusion revenue grew 19% year-over-year to $30mm, over 90% of which was recurring
- EBITDA margin expanded ~513bps year-over-year and EBITDA (excluding carrier) grew 81% to $4.4mm
- New monthly recurring revenue bookings were ~$296,000, up 8% year-over-year and up 13% sequentially, while the total contract value in backlog was $13.1mm at December 31, 2017
- Ended the quarter with ~13,500 Business Services customers with an average monthly revenue per customer ("ARPU") of $734, compared to $679 at December 31, 2016
- Monthly churn was 1.0% at the end of the quarter, compared to 0.8% at the end of Q4 2016, and was at the low end of Fusion's target range of 1.0% to 1.2%

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion. Figures reflect business to be combined in the proposed transaction.

Birch (ex Consumer) Historical Financial Profile

Revenue ($mm)



$366
$526
$501
$451
2014
2015
2016
2017

Gross Profit ($mm)



$169
$268
$236
$206
46%
51%
47%
46%
2014
2015
2016
2017

Adjusted EBITDA ($mm) [1]



$97
$150
$119
$124
26%
29%
24%
27%
2014
2015
2016
2017

Our Business

Cloud and Business Services Segment

Total Business Customers	156,000	Average Monthly Churn	~2%
ARPU[3]	$220	No. of Employees	683
MRR[4]	90%	Backlog Contract Value	$22mm

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch
(1) EBITDA 2017 includes $9mm of other adjustments

Birch's Recent Performance

Implementation of revenue optimization fees, COGS savings initiatives and reduced OpEx results in increased GM and Adj. EBITDA in Q2 through Q4 2017.

Revenue



$ 122.2
$ 116.1
$ 116.8
$ 112.4
$ 105.7
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17

EBITDA and Margin



$ 26.2
$ 22.6
$ 28.4
$ 30.0
$ 34.0
21.4%
19.5%
24.3%
26.7%
32.1%
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
EBITDA
% Margin

- As bookings of larger enterprise deals continues to grow, more complex installs require longer book to bill cycle time accounting for the lower revenue. Churn stimulated by large 2Q'17 rate increases also a contributor to QoQ revenue results. Install backlog will benefit 2018
- GM increased 130bps driven by continued COS productivity programs (circuit optimization, CO reductions, etc.)
- SG&A decreased 110bps as a pct. of revenue due to headcount optimization efforts and other discretionary cost savings
- Adj. EBITDA increased sequentially in 2017 and will continue to improve going forward driven by further COGS and OpEx cost initiatives, with additional expansion anticipated with an improving mix of higher-margin products in revenues

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch

Key Operating Trends Indicate that Birch has Reached an Inflection Point in Terms of Topline Growth

Birch continues to be well-positioned for growth in 2017 following successful execution of its key operational, organization, and strategic initiatives, as evidenced by the Company's positive financial trends and outlook.

A **Quarterly Sales Bookings ($MRR in mm)**

Q4 bookings reached a record high



$ 1.2
$ 1.4
$ 1.7
$ 1.7
Q1 2017
Q2 2017
Q3 2017
Q4 2017

B **2017 Installation Backlog ($MRR in mm)**

Percentage of sold backlog not released to provisioning has increased from 27% in Q1 to 60% in Q4



$ 2.4
$ 1.8
$0.6
$ 2.1
$ 1.2
$0.9
$ 3.0
$ 1.1
$1.9
$ 3.8
$ 1.5
$2.4
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Backlog (Not in OSS)
Backlog (in OSS)

C **Quarterly Funnel View ($MRR in mm)**

Funnel view points to large deal closings and eventual growth in bookings and revenue



$1.5
$2.7
$3.5
Apr-17
Jul-17
Dec-17

D **Recent Margin Expansion**



$ 22.6
19.5%
$ 28.4
24.3%
$ 30.0
26.7%
$ 34.0
32.1%
Q1 17
Q2 17
Q3 17
Q4 17
Birch Business EBITDA
% EBITDA Margin

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch

Summary Pro Forma Historical Financials



Revenue ($mm)
$429
$366
$63
2014
$592
$526
$66
2015
$588
$501
$87
2016
$568
$451
$117
2017



Gross Profit ($mm)
48%
53%
49%
48%
$208
$169
$39
2014
$310
$268
$42
2015
$289
$236
$52
2016
$272
$206
$66
2017



Adjusted EBITDA ($mm) 1
25%
27%
22%
25%
$107
$97
$11
2014
$159
$150
$9
2015
$128
$119
$10
2016
$140
$124
$16
2017
Plus $22MM of identified cost synergies =$162MM



CAPEX ($mm)
Increase in Birch capex driven by acquisition of Primus in Q2'16
4%
5%
7%
8%
$17
$13
$4
2014
$28
$25
$3
2015
$39
$35
$5
2016
$43
$38
$5
2017

■ Fusion (ex-Carrier) ■ Birch (ex-Consumer)

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion and Birch

(1) EBITDA 2017 includes $9mm of other adjustments

Pro Forma Adjusted EBITDA Reconciliation

($mm)	2017	
Birch EBITDA Reconciliation		
EBITDA, as Reported	**$ 93.9**	
(+) Stock-Based Compensation	0.0	
(+) Non-Recurring / Extraordinary	13.7	1
(+) Legal Add-Backs	14.5	2
Birch EBITDA per Management	**$122.1**	
(+) Total Due Diligence Adjustments	$2.8	
Salesforce Reduction	*$1.9*	3
Back Office Reduction	*$1.0*	4
(+) 2017 Cost Savings Initiatives Adjustments	$5.8	
Head Count Reductions	*$1.5*	
Real Estate Reductions	*$1.9*	
Revenue Improvement / Price Increases	*$0.6*	
COGS Initiatives	*$1.7*	
Reduced Travel Expenses	*$0.1*	
Birch Adjusted EBITDA	**$130.7**	
(-) Consumer Business	$(7.1)	
Pro Forma Adjusted Birch EBITDA (ex-Consumer)	**$123.6**	
Fusion EBITDA Reconciliation		
Fusion (ex-Carrier) EBITDA, as Reported	$11.0	
(+) Stock-Based Compensation	$2.7	
(+) Other Adjustments	$2.8	5
Pro Forma Adjusted Fusion EBITDA (ex-Carrier)	**$16.4**	
Pro Forma EBITDA		
Total Pro Forma Adjusted EBITDA Before Synergies	**$140.0**	
(+) Estimated Run Rate Cost & Synergies	$21.6	
Total Pro Forma Adjusted EBITDA After Synergies	**$161.7**	

1 **Non-Recurring Costs**
Non-recurring costs include severance, facility costs, and legal costs associated with acquisitions.

2 **Legal Settlements**
BCI incurred significant legal expenses related to the settlement of multiple legal cases over the due diligence period. We recorded this adjustment to add back these non-recurring costs.

3 **Salesforce Reduction**
In 4Q'16 Birch Board approved a restructuring of 70 Direct Sales headcount related to terminating its organic cloud strategy. Actual RIF actions were delayed by CEO until Late 1Q'17. Impact includes Base Salary and Benefits, Commissions, and the associated sales offices across the US.

4 **Back Office Reduction**
In addition to it's the direct sales force RIF, 250 FTE's were identified and notified in January through mid-April 2016. Impact includes Base Salary, Benefits, and other associated people costs (T&E, supplies, etc.).

5 **Fusion Adjustments**
Adjustments include acquisition transaction expenses, change in fair value of derivative liability, gain/loss on disposal of PP&E, non-recurring employee related expenses, and stock-based compensation.

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Fusion and Birch

A Strong Birch Sales Bookings Momentum in 2017

- In early 2017, Birch's strategy of re-focusing on its third-party sales channels has driven a nearly 50% increase in monthly bookings from February to December/2017
- November 2017 saw the highest Business segment bookings ($597K) in 18 months
- An increasingly large percentage of Birch's sales bookings during 2017 consisted of customers with ARPU of $1,000 or more, demonstrating the company's successful sales strategy and implying solid future revenue trends
- The sales concentration on the Partner Channel has led to consistent growth in bookings from the channel since early 2017, up more than 3x from Dec-16 to Nov-17, with some seasonality impacting Dec-17 yet doubling year-over-year
- Additionally, the re-focus on its Partner Sales Channel (Business Segment SME sales) allowed Birch to eliminate a costly direct sales force

Birch Quarterly Business Segment Sales Bookings



$ MRR Thousands
$ 2,000
$ 1,600
$ 1,200
$ 800
$ 400
$ 0
35% growth from Q1 to Q4
$1,400
$1,245
$1,419
$1,664
$1,677
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017 (Est.)

Birch Partner Channel Sales Bookings



$ MRR Thousands
$ 2,000
$ 1,600
$ 1,200
$ 800
$ 400
$ 0
104% growth from Q1 to Q4
$427
$624
$790
$870
Q1 2017
Q2 2017
Q3 2017
Q4 2017

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch

A Birch Sales Bookings Momentum Poised to Drive Revenue Growth

Birch Quarterly Revenue Build



$ 120
$ 115
$ 110
$ 105
$ 100
$ 95
$ 90
$116
$117
$112
$106
1H '18 Inflection Point as Bookings to Installs Surpass Churn
2Q '18 Book to Install
1Q '18 Book to Install
4Q '17 Book to Install
3Q '17 Book to Install
2Q '17 Book to Install
Base Revenue
1Q '17
2Q '17
3Q '17
4Q '17
1Q '18
2Q '18

Bookings Driving Growth as Churn Declines

4Q '16 to 1Q '17 Revenue Bridge



$121
$(5)
$3
$1
$(3)
$116
4Q '16 Exit
Churn
4Q '16 Pipeline Installs & 1Q '17 Book to Install
Price Increases
Other 1
1Q '17 Revenue

4Q '17 to 1Q '18E Revenue Bridge



$ 106
4Q '17 Exit
Churn
4Q '17 Pipeline Installs & 1Q '18 Book to Install
Price Increases
1Q '18E Revenue

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch

1) Other includes one-time accounting expenses related to normalizing Primus revenues

Ⓐ Birch Installation Pipeline Also Continues to Grow

- Over 40% growth in bookings from Feb-17 through Dec-17, driving a more than 50% increase in total contracted revenue pipeline to $1.2MM in Dec-2017
- Pipeline not yet released into OSS provisioning grew from 26% of total pipeline in Q1'2017 to 62% in Q4'2017 due to an increase in large deal wins, which are installed in tranches

Birch Business Services: Quarterly Installation Pipeline



$ MRR Thousands
$2,395
$1,777
$617
Q1 2017
$2,100
$1,207
$893
Q2 2017
$2,953
$1,084
$1,869
Q3 2017
$3,825
$1,466
$2,359
Q4 2017 (Est.)
Pipeline (Not in OSS)
Pipeline (In OSS)

Note: Q4 2017 reflects midpoint of preliminary expectations of financial results for Birch

Birch Sales Funnel Points to Large Deal Closings and Pending Revenue Growth

Birch Had a Number of Large Customer Wins in 2017

GameStop POWER TO THE PLAYERS

STIFEL

Burger King

Lord & Taylor

Concentra treated right

West Marine

Birch Quarterly Funnel View



$ Millions
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.5
$2.7
$3.5
April 2017
July 2017
December 2017

Key Funnel Trends

- Represents Opportunities > $10K
- Partner Channel Only
- Continues to grow steadily
- Points to large deal closings and further stabilization and eventual growth in bookings and revenue